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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2005

                        SkillSoft Public Limited Company
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               (Exact Name of Registrant as Specified in Charter)

 Republic of Ireland              0-25674                     None
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(State or Other Juris-          (Commission               (IRS Employer
diction of Incorporation        File Number)            Identification No.)


   107 Northeastern Boulevard
   Nashua, New Hampshire                                 03062
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(Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (603) 324-3000

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On November 29, 2005, the Board of Directors of SkillSoft Public Limited Company (the "Company") amended the Declaration of Subscription Rights dated as of October 4, 1998, as amended, of the Company (the "Rights Plan") to change the Final Expiration Date of the Rights Plan from October 4, 2008 to November 30, 2005. As a result of such amendment, the Rights Plan terminated as of November 30, 2005.

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS

      The disclosure under Item 1.01 above is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            4.1 Third Amendment dated November 29, 2005 to Declaration of Subscription Rights dated October 4, 1998
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SkillSoft Public Limited Company

Date:  December 1, 2005                         By: /s/ Thomas J. McDonald
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                                                   Thomas J. McDonald
                                                   Executive Vice President and
                                                   Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.           Description

4.1 Third Amendment dated November 29, 2005 to Declaration of Subscription Rights dated October 4, 1998